Exhibit 4.6

Private & Confidential

DATED 10  FEBRUARY 2025

FIRST SUPPLEMENTAL AGREEMENT

relating to

US$2,800,000,000

Reducing Revolving Loan Facility

to

GASLOG LTD.

with

DNB BANK ASA, LONDON BRANCH

as Agent

DNB BANK ASA, LONDON BRANCH

as Security Agent

guaranteed by

THE ENTITIES LISTED IN

SCHEDULE 1

as Guarantors

Contents

Clause		Page
1	Definitions	2
2	Agreement of the Lenders	3
3	Amendments to Principal Agreement.	3
4	Representations and warranties	8
5	Conditions	9
6	Finance Documents	9
7	Expenses	10
8	Miscellaneous and notices	11
9	Applicable law	12
Schedule 1 The Guarantors		14
Schedule 2 The Arrangers, Lenders and Hedging Providers		21
Schedule 3 Documents and evidence required as conditions precedent		24
Schedule 4 Form of Effective Date Notice

THIS FIRST SUPPLEMENTAL AGREEMENT is dated 10 February 2025 and made BETWEEN:

(1)	GASLOG LTD. as the Borrower;
(2)	THE ENTITIES LISTED IN SCHEDULE 1 (The Guarantors) as guarantors (the Guarantors);
(3)	GASLOG LNG SERVICES LTD. as manager (the Manager);
(4)	THE FINANCIAL INSTITUTIONS named in Part A of Schedule 2 (The Arrangers, Lenders and Hedging Providers) as mandated lead arrangers (the Arrangers);
(5)	ABN AMRO BANK N.V. as sustainability co-ordinator (the Sustainability Coordinator);
(6)	BNP PARIBAS and CITIBANK, N.A., LONDON BRANCH as global coordinators of the Finance Parties (whether acting individually or together, the Global Co-ordinator);
(7)	THE FINANCIAL INSTITUTIONS named in Part B of Schedule 2 (The Arrangers, Lenders and Hedging Providers) as lenders (the Lenders);
(8)	THE FINANCIAL INSTITUTIONS named in Part C of Schedule 2 (The Arrangers, Lenders and Hedging Providers) as hedging providers (the Hedging Providers);
(9)	DNB BANK ASA, LONDON BRANCH as security trustee for and on behalf of the Finance Parties (the Security Agent); and
(10)	DNB BANK ASA, LONDON BRANCH as agent for and on behalf of certain of the other Finance Parties (the Agent).

WHEREAS:

(A)

this Agreement is supplemental to a facility agreement dated 2 November 2023 (the Principal Agreement) and made between, inter alios, (1) the Borrower, (2) the Guarantors and Gas-four Ltd. as guarantors, (3) the Arrangers, (4) the Agent, (5) the Security Agent, (6) the Lenders, (7) the Hedging Providers, (8) the Global Co-ordinators and (9) the Sustainability Co-ordinator, whereby the Lenders agreed to make available to the Borrower a reducing revolving loan facility of up to $2,800,000,000, upon the terms and conditions therein contained;

(B)

by a deed of release dated 23 August 2024 and made between, inter alios, the Borrower and the Agent, the Lenders released the Owner of m.v. Gaslog Santiago and the Manager (but only with respect to such Ship) from all their respective obligations and liabilities under the Facility Agreement and the other Finance Documents; and

(C)

by the Request Letter (as defined below), the Borrower has requested the Lenders to provide their consent to extend the Final Reduction Date to the First Extended Final Reduction Date (as each such term is defined in the Principal Agreement, being 2 November 2029).

NOW IT IS HEREBY AGREED as follows:

1	Definitions
1.1	Defined expressions

Words and expressions defined in the Principal Agreement shall unless the context otherwise requires or unless otherwise defined herein, have the same meanings when used in this Agreement.

1.2	Definitions

In this Agreement, unless the context otherwise requires:

Effective Date means the date determined to be the Effective Date pursuant to clause 5.1 (Documents, evidence and Effective Date) and Schedule 3 (Documents and evidence required as conditions precedent).

Effective Date Notice means the notice to be signed and delivered to the Borrower by the Agent in accordance with clause 5 (Conditions) in the form set out in Schedule 4 (Form of Effective Date Notice).

Facility Agreement means the Principal Agreement as amended and supplemented by this Agreement.

First Priority Mortgage Addendum means the addendum made or (as the case may be) to be made between the relevant Owner and the Lenders in such form as the Agent may in its sole discretion require in respect of the first preferred Greek mortgage over the Relevant Ship.

Relevant Documents means, together, this Agreement, the First Priority Mortgage Addendum, the Second Priority Mortgage Addendum and any other document designated as such by the Agent and the Borrower.

Relevant Parties means each of the Borrower, the Guarantors and the Manager or, where the context so requires or permits, means any or all of them.

Relevant Ship means m.v. Gaslog Warsaw.

Request Letter means the business update and one year extension request letter dated November 2024 from the Borrower addressed to the Agent, requesting their Lender’s consent to the arrangements contained in this Agreement.

Second Priority Mortgage Addendum means the addendum made or (as the case may be) to be made between the relevant Owner and the Hedging

Providers in such form as the Agent may in its sole discretion require in respect of the second priority Greek mortgage over the Relevant Ship.

1.3	Interpretation of the Facility Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Facility Agreement and words such as “herein”, “hereof”, “hereunder”, “hereafter”, “hereby” and “hereto”, where they appear in the Principal Agreement, shall be construed accordingly.

1.4	Construction

Clauses 1.2 (Construction), 1.4 (Third party rights) and 1.5 (Finance Documents) of the Principal Agreement and any other provision of the Principal Agreement which, by its terms, purports to apply to all of the Finance Documents and/or any Obligor shall apply to this Agreement as if set out in it but with all necessary changes and as if references in the provision to Finance Documents referred to this Agreement. This Agreement is a Finance Document.

2	Agreement of the Lenders
2.1	Agreement

The Finance Parties, relying upon the representations and warranties on the part of each of the Relevant Parties contained in clause 4 (Representations and warranties), agree with the Relevant Parties, subject to the terms and conditions of this Agreement and in particular, but without prejudice to the generality of the foregoing, fulfilment on or before 31 March 2025 (or such later date as the Agent, acting on the instructions of the Majority Lenders, may agree) of the conditions contained in clause 5 (Conditions) and Schedule 3 (Documents and evidence required as conditions precedent), with effect on and from the Effective Date, to extend the Final Reduction Date to the First Extended Final Reduction Date (as each such term is defined in the Principal Agreement, being 2 November 2029) in accordance with clause 6.4 (Extension options) of the Facility Agreement.

3	Amendments to Principal Agreement
3.1	Amendments to Principal Agreement

The Principal Agreement shall, with effect on and from the Effective Date, be (and it is hereby) amended so as to read in accordance with the following provisions (and the Principal Agreement (as so amended) will continue to be binding upon the Finance Parties and the Obligors in accordance with its terms as so amended):

(a)

by inserting the following new definitions of Effective Date, First Supplemental Agreement Original and Final Reduction Date in clause 1.1 (Definitions) of the Principal Agreement in the correct alphabetical order:

“Effective Date has the meaning given to “Effective Date” in the First Supplemental Agreement.

First Supplemental Agreement means the agreement dated 10 February 2025 made between (inter alios) the Borrower, the Guarantors, the Manager and the Finance Parties, supplemental to this Agreement.

Original Final Reduction Date means, subject to clause 40.8 (Business Days) and clause 6.4 (Extension options), 2 November 2028.”;

(b)

by deleting the existing definition of Final Reduction Date in clause 1.1 (Definitions) of the Principal Agreement in its entirety and by inserting in its place the following new definition of Final Reduction Date respectively:

“Final Reduction Date means, subject to clause 40.8 (Business Days) and clause 6.4 (Extension options), 2 November 2029.”;

(c)

by deleting the existing definition of First Extended Final Reduction Date in clause 1.1 (Definitions) of the Principal Agreement in its entirety and by inserting in its place the following new definition of First Extended Final Reduction Date respectively:

“First Extended Final Reduction Date means, subject to clause 40.8 (Business Days) and clause 6.4 (Extension options), the date falling 12 Months after the Original Final Reduction Date.”;

(d)

by deleting the existing definition of First Extension Option in clause 1.1 (Definitions) of the Principal Agreement in its entirety and by inserting in its place the following new definition of First Extension Option respectively:

“First Extension Option means the option to extend the Original Final Reduction Date by a period of 12 Months referred to, and in accordance with, clause 6.4 (Extension options).”;

(e)

by deleting the existing definition of Second Extended Final Reduction Date in clause 1.1 (Definitions) of the Principal Agreement in its entirety and by inserting in its place the following new definition of Second Extended Final Reduction Date respectively:

“Second Extended Final Reduction Date means, subject to clause 40.8 (Business Days) and clause 6.4 (Extension options), the date falling 24 Months after the Original Final Reduction Date.”;

(f)	by deleting the existing definition of Second Extension Option in clause 1.1 (Definitions) of the Principal Agreement in its entirety and by inserting in its place the following new definition of Second Extension Option respectively:

“Second Extension Option means the option to extend the Original Final Reduction Date by a period of 24 Months referred to, and in accordance with, clause 6.4 (Extension options).”;

(g)	by inserting the words “the First Supplemental Agreement, “ after the words “the Security Documents,” in the definition of Finance Documents in clause 1.1 (Definitions) of the Principal Agreement;
(h)

by deleting the penultimate line (namely, “Twentieth 1,938,939, 966.15”) from the table set out in clause 6.2 (Scheduled reduction of Facility) of the Principal Agreement and inserting in its place the following:

Reduction	Amount
Date	$
Twentieth	45,318,949.15
Twenty-First	45,318,949.15
Twenty-Second	45,318,949.15
Twenty-Third	45,318,949.15
Twenty-Fourth	1,757,664,169.55

(i)	by deleting the existing clause 6.4 (Extension options) of the Principal Agreement and replacing it with the following new clause 6.4 (Extension options):

“6.4 Extension options

(a)

The Borrower may request by written notice to the Agent (the First Extension Request) at any time between the dates falling (i) 12 Months from the date of this Agreement and (ii) 120 days prior to the Original Final Reduction Date, that the Lenders agree to extend the Original Final Reduction Date to the First Extended Final Reduction Date.

(b)

If an extension referred to in paragraph (a) above has been granted by at least one Lender, the Borrower may request by written notice to the Agent (the Second Extension Request and together with the First Extension Request, the Extension Requests and each, an Extension Request) at any time between the dates falling (i) 24 Months from the date of this Agreement and (ii) 120 days prior to the Final Reduction Date, that the Lenders agree to extend the Final Reduction Date to the Second Extended Final Reduction Date.

(c)	Each Extension Request is irrevocable and may only be submitted at a time when no Event of Default is continuing.
(d)

The Agent shall provide the Lenders with a copy of any Borrower’s Extension Request and each Lender shall, in its absolute and unfettered discretion, determine whether it is prepared to agree to an Extension Request. For the avoidance of doubt, the Lenders are not obliged to agree to any Extension Option or to respond to any Extension Request nor to assign any reason to their decision. A Lender who does not respond to the Extension Request within the 30 Business Days period referred to below, will be deemed to have not approved it. If a Lender approves an Extension Request and thus grants an Extension Option, such approval may only be made with respect to such Lender’s entire Commitment (and not a part of it) and subject to such conditions as such Lender may require (including as to fees and Margin).

(e)

Each Lender who wishes to respond shall, within 30 Business Days of the First Extension Request being delivered to the Lenders by the Agent (following receipt by the Agent of the same from the Borrower), provide the Agent with its response to the First Extension Request and the Agent shall notify the Borrower which Lenders are prepared to agree to grant the First Extension Option and within 5 Business Days of the Agent’s notification, the Borrower shall notify the Agent whether it agrees to proceed. On the date of the Borrower’s notification to the Agent that it so agrees to proceed, the Original Final Reduction Date shall, subject to paragraph (f) and (l) below, be extended to the First Extended Final Reduction Date but only in respect of the Commitment of each Lender which has consented to the First Extension Request (each a First Extension Lender). The Borrower shall, within ten (10) Business Days of notifying the Agent of its agreement to proceed, pay to the Agent (for the account of each First Extension Lender) any agreed fees in respect of the Commitment of each First Extension Lender.

(f)

The extension of the Commitment of each First Extension Lender will be automatically revoked on the Original Final Reduction Date if, on the Original Final Reduction Date, an Event of Default is continuing.

(g)

Each Lender who wishes to respond shall, within 30 Business Days of the Second Extension Request being delivered to the Lenders by the Agent (following receipt by the Agent of the same from the Borrower), provide the Agent with its response to the Second Extension Request and the Agent shall notify the Borrower which

Lenders are prepared to agree to grant the Second Extension Option and within 5 Business Days of the Agent’s notification, the Borrower shall notify the Agent whether it agrees to proceed. On the date of the Borrower’s notification to the Agent that it so agrees to proceed, the Original Final Reduction Date shall, subject to paragraphs (h) and (l) below, be extended, but only in respect of the Commitment of each Lender which has consented to the Second Extension Request (each a Second Extension Lender), by:

(i)	a further period of 12 Months, if the relevant Second Extension Lender was also a First Extension Lender; or
(ii)	a period of 24 Months, if the relevant Second Extension Lender was not a First Extension Lender.

The Borrower shall, within ten (10) Business Days of notifying the Agent of the agreement to proceed, pay to the Agent (for the account of each Lender which is so extended) any agreed fees in respect of the Commitment of each Second Extension Lender.

(h)

The extension of the Commitment of each Second Extension Lender will be automatically revoked on the First Extended Final Reduction Date (as applicable) if, on such date, (i) the participation of each Lender (if any) which has not consented to, or as the case may be, responded to an Extension Request in any Loans is not repaid in full on or before the First Extended Final Reduction Date (as applicable) or (ii) an Event of Default is continuing.

(i)

The Parties agree and acknowledge that pursuant to the First Supplemental Agreement with effect on the Effective Date all the Lenders have granted the First Extension Option and that they are therefore all First Extension Lenders and that their Commitments have been extended from the Original Final Reduction Date to the Final Reduction Date and the Original Final Reduction Date has been extended to the Final Reduction Date pursuant to this clause 6.4.

(j)	If any Lenders approve the Second Extension Option, and such approval has become effective pursuant to the other terms of this clause 6.4, then:
(i)	the applicable Final Reduction Date for their Commitments shall be the Second Extended Final Reduction Date;
(ii)

their Commitments shall not reduce to zero on the Final Reduction Date but will reduce by four additional reduction dates, each falling at 3 Monthly intervals after the Final Reduction Date up to and including the Second Extended Final Reduction Date; and the amount of each such reduction of such Commitments shall be determined by the Agent (acting on the instructions of all the Lenders) on the same basis as the existing reduction schedule of clause 6.2 (Scheduled reduction of Facility) and rateably as to the amount of Commitments of the Second Extension Lenders and as to the amount of Commitments of the Lenders whose Commitments will be reduced to zero on the Final Reduction Date; and

(iii)	the Commitments of any Lenders who are not Second Extension Lenders will be reduced to zero on the Final Reduction Date.
(k)

If any Lenders approve an Extension Option, the Obligors agree to enter into such amendment documentation (including an amendment agreement to this Agreement, and amendments to any Mortgage) and the Obligors agree to deliver to the Finance Parties such documents and evidence of the type referred to in Schedule 3 (Conditions precedent), as the Lenders may require in their absolute discretion at the time required by the Lenders and in any event reasonably in advance of the Final Reduction Date and in each case at the cost and expense of the Borrower.

(l)

In any event, the approval of an Extension Option by a Lender shall not become effective unless and until the documents and evidence referred to in paragraph (k) above in respect of such Extension Option have been executed and delivered to the Agent.”.

4	Representations and warranties

Each of the Relevant Parties represents and warrants for the benefit of each Finance Party, each in respect of itself and the other Relevant Parties, that the following statements shall, on the date of this Agreement, on the date when the Effective Date Notice is given, and on the Effective Date, be true and accurate as if made with reference to the facts and circumstances existing on such date (and in respect of the Relevant Documents as if they were Finance Documents):

(a)	each of the Repeating Representations are true and correct;
(b)

each Relevant Party is duly incorporated as a limited liability company or a corporation or a limited partnership (as the case may be) and has power to carry on its business as it is now being conducted and to own its property and other assets; and

(c)

each Relevant Party has power to execute, deliver and perform its obligations under this Agreement and the other Relevant Documents to which it is or is to be a party and all necessary corporate, shareholder and other action has been taken to authorise the execution, delivery and performance of the same.

5	Conditions
5.1	Documents, evidence and Effective Date
(a)

The agreement of the Lenders referred to in clause 2 (Agreement of the Lenders) shall be subject to the receipt by the Agent or its duly authorised representative, on or before 31 March 2025 (or such other later date as the Agent acting on the instructions of the Majority Lenders may agree), of the documents and evidence specified in Schedule 3 (Documents and evidence required as conditions precedent), in form and substance satisfactory to the Agent and compliance by the Borrower with the other provisions of this clause 5.

(b)

The Agent shall sign the Effective Date Notice on the date that the Agent has received the documents and evidence specified in this clause 5 and Schedule 3 (Documents and evidence required as conditions precedent) in a form and substance satisfactory to it and specify that date to be the Effective Date.

5.2	General conditions precedent

The agreement of the Lenders referred to in clause 2 (Agreement of the Lenders) shall be further subject to:

(a)

the representations and warranties as set out in clause 4 (Representations and warranties) being true and correct on the date when the Effective Date Notice is sent and on the Effective Date, as if each was made with respect to the facts and circumstances existing at such time; and

(b)	no Default having occurred and continuing on the date when the Effective Date Notice is sent and on the Effective Date.
5.3	Waiver of conditions precedent

The conditions specified in this clause 5 (Conditions) are inserted solely for the benefit of the Finance Parties and may be waived by the Agent (acting on the instructions of the Majority Lenders) in whole or in part with or without conditions.

6	Finance Documents
6.1

Each of the Relevant Parties confirms its consent to the agreements and amendments made in relation to the Principal Agreement and the other arrangements contained in this Agreement, and each of the Relevant Parties further acknowledges and agrees that:

(a)

each of the Finance Documents to which it is a party and its obligations thereunder (including the obligations of the Guarantors under clause 17 (Guarantee and indemnity) of the Principal Agreement) shall remain and continue in full force and effect notwithstanding the agreements and amendments made in relation to the Principal Agreement and the other arrangements contained in this Agreement;

(b)

the Security Interests created or conferred under the Security Documents to which it is a party will continue to secure all liabilities which are expressed to be secured by them, including the liabilities under the Facility Agreement as amended and supplemented by this Agreement; and

(c)

with effect from the Effective Date, references to the “Facility Agreement” (or similar or equivalent references) in any of the other Finance Documents to which it is a party shall henceforth be reference to the Principal Agreement as amended and supplemented by this Agreement and as from time to time hereafter amended.

6.2	Without prejudice to the foregoing and clause 17 (Guarantee and indemnity) of the Facility Agreement each of the Guarantors further acknowledges and agrees that:
(a)

the Guarantee provided by it under clause 17 (Guarantee and indemnity) of the Facility Agreement extends to, and shall continue to extend to, all of the obligations of the Obligors under the Finance Documents, including without limitation those under the Facility Agreement and any provisions or terms thereof, notwithstanding that the Facility Agreement and any provisions or terms thereof have been or will be amended and/or supplemented pursuant to, and any other agreements and other arrangements contained in, this Agreement; and

(b)

the provisions of clauses 17.1 (Guarantee and indemnity) to 17.11 (Amendments) (inclusive) of the Facility Agreement shall apply to the reconfirmation of the Guarantees by the Guarantors contained in this clause 6, as though incorporated herein in full.

7	Expenses
7.1	Expenses

The Borrower agrees to pay to the Finance Parties on a full indemnity basis on demand by the Agent all expenses (including legal and out-of-pocket expenses) reasonably incurred by any of them:

(a)

in connection with the negotiation, preparation, execution and, where relevant, registration of this Agreement or any of the other Relevant Documents and any amendment or extension of or the granting of any consent under this Agreement or the other Relevant Documents; and

(b)

in contemplation of, or otherwise in connection with, the enforcement of, or preservation of any rights under this Agreement or the other Relevant Documents or otherwise in respect of the monies owing and obligations incurred under this Agreement and the other Relevant Documents, together with interest at the rate and in the manner referred to in clause 9.3 (Default interest) of the Principal Agreement from the date on which such expenses were incurred, to the date of payment (after, as well as before judgment).

7.2	Value Added Tax

All expenses payable pursuant to this clause 7 shall be paid together with value added tax or any similar tax (if any) properly chargeable thereon. Any value added tax chargeable in respect of any services supplied by any of the Finance Parties under this Agreement shall, on delivery of the value added tax invoice, be paid in addition to any sum agreed to be paid hereunder.

7.3	Stamp and other duties

The Borrower shall pay and, within five (5) Business Days of demand by the Agent, indemnify each Finance Party against any cost, loss or liability that such Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement and any of the other Relevant Documents.

8	Miscellaneous and notices
8.1	Notices, remedies and waivers

The provisions of clause 42 (Notices) and clause 45 (Remedies and waivers) of the Facility Agreement shall apply to this Agreement if set out herein.

8.2	Counterparts

This Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

8.3	Partial invalidity

If, at any time, any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under any law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions nor the legality, validity or enforceability of such provision in any other respect or under the law of any other jurisdiction will be affected or impaired in any way.

8.4	No Prejudice

Nothing in this Agreement:

(a)	prejudices or adversely affects any right, power, authority, discretion or remedy of a Finance Party arising under any Guarantee or any other Finance Documents before the Effective Date; or

(b) discharges, releases or otherwise affects any liability or obligation of any Guarantor arising under any Guarantee or under any Finance Document or otherwise before the Effective Date.

9	Applicable law
9.1	Governing law

This Agreement, and any non-contractual obligations connected with it, are governed by English law.

9.2	Jurisdiction of English courts
(a)

The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement or any non-contractual obligations connected with it (including a dispute regarding the existence, validity or termination of this Agreement) (a Dispute).

(b)	The Parties agree that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Party will argue to the contrary.
(c)

This clause 9.2 is for the benefit of the Finance Parties only. As a result, no Finance Party shall be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Finance Parties may take concurrent proceedings in any number of jurisdictions.

9.3	Service of process

Without prejudice to any other mode of service allowed under any relevant law, each Relevant Party:

(a)

irrevocably appoints the person named in Schedule 1 to the Facility Agreement as that Relevant Party’s English process agent as its agent for service of process in relation to any proceedings before the English courts in connection with this Agreement;

(b)	agrees that failure by a process agent to notify a Relevant Party of the process will not invalidate the proceedings concerned; and
(c)	if any person appointed as process agent for a Relevant Party is unable for any reason to act as agent for service of process, that Relevant Party must immediately (and in any event within ten days of such event taking place) appoint another agent on terms acceptable to the Agent. Failing this, the Agent may appoint another agent for this purpose.

This Agreement has been duly executed and delivered as a deed on the date stated at the beginning of this Agreement.

Schedule 1

The Guarantors

Owner
Name:	GAS-twenty two Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	49075

Owner
Name:	GAS-twenty three Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	49074

Owner
Name:	GAS-thirty Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	53133

Owner
Name:	GAS-twenty eight Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	51888

Owner
Name:	GAS-thirty one Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	53134

Owner
Name:	GAS-thirty two Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	53135

Owner
Name:	GAS-thirty three Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	53625

Owner
Name:	GAS-thirty four Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	53626

Owner
Name:	GAS-thirty five Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	54252

Owner
Name:	GAS-one Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	41494

Owner
Name:	GAS-two Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	41495

Owner
Name:	Gaslog Hellas-1 Special Maritime Enterprise
Jurisdiction of incorporation:	Greece
Registered office:	69, Akti Miaouli Street, Piraeus, Greece
Registered number:	5164

Owner
Name:	GAS-eleven Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	47182

Owner
Name:	GAS-twelve Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	47183

Owner
Name:	GAS-thirteen Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	47914

Owner
Name:	GAS-fourteen Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	47915

Owner
Name:	GAS-sixteen Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	48624

Owner
Name:	GAS-seventeen Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	48625

Owner
Name:	GAS-seven Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	45254

Owner
Name:	GAS-eight Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	45255

Owner
Name:	GAS-nineteen Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	48943

Owner
Name:	GAS-twenty seven Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	49900

Owner
Name:	GasLog Partners LP
Jurisdiction of incorporation:	Republic of the Marshall Islands
Registered office:	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands
Registered number:	950063

Owner
Name:	GasLog Carriers Ltd.
Jurisdiction of incorporation:	Bermuda with limited liability
Registered office:	Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda
Registered number:	41493

Owner
Name:	Gaslog Partners Holdings LLC
Jurisdiction of incorporation:	Republic of the Marshall Islands
Registered office:	Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro MH96960, Marshall Islands
Registered number:	962930

Schedule 2

The Arrangers, Lenders and Hedging Providers

PART A

The Arrangers

ALPHA BANK S.A.
ABN AMRO BANK N.V.
BNP PARIBAS
CITIBANK, N.A., LONDON BRANCH
UBS AG
DANISH SHIP FINANCE A/S
DNB (UK) LIMITED
ING BANK N.V., LONDON BRANCH
NATIONAL AUSTRALIA BANK LIMITED
NATIONAL BANK OF GREECE S.A.
NORDEA BANK ABP, FILIAL I NORGE
OVERSEA-CHINESE BANKING CORPORATION LIMITED
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
STANDARD CHARTERED BANK (SINGAPORE) LIMITED

PART B

The Lenders

ALPHA BANK S.A.
ABN AMRO BANK N.V.
BNP PARIBAS
CITIBANK, N.A., JERSEY BRANCH
UBS AG
DANISH SHIP FINANCE A/S
DNB (UK) LIMITED
ING BANK N.V., LONDON BRANCH
NATIONAL AUSTRALIA BANK LIMITED
NATIONAL BANK OF GREECE S.A.
NORDEA BANK ABP, FILIAL I NORGE
OVERSEA-CHINESE BANKING CORPORATION LIMITED
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
STANDARD CHARTERED BANK (SINGAPORE) LIMITED

PART C

The Hedging Providers

ALPHA BANK S.A.
ABN AMRO BANK N.V.
BNP PARIBAS
CITIBANK EUROPE PLC
UBS AG
DNB BANK ASA
ING BANK N.V.
NATIONAL AUSTRALIA BANK LIMITED
NATIONAL BANK OF GREECE S.A.
NORDEA BANK ABP
OVERSEA-CHINESE BANKING CORPORATION LIMITED
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL)
STANDARD CHARTERED BANK AG

Schedule 3

Documents and evidence required as conditions precedent

(referred to in clause 5.1 (Documents, evidence and Effective Date))

1	Relevant Parties’ corporate documents
(a)

A confirmation from an officer of each Relevant Party that no changes have been made to the Constitutional Documents of each Relevant Party from the copies previously provided to the Agent under the Facility Agreement (or if any such changes have been made, the relevant amended Constitutional Documents).

(b)	A certificate of good standing in respect of GasLog Partners Holdings LLC and GasLog Partners LP.
(c)	A copy of a resolution of the board of directors of each Relevant Party (or any committee of such board empowered to approve and authorise the following matters):
(i)

approving and/or ratifying the terms of, and the transactions contemplated by, this Agreement and the other Relevant Documents to which it is a party and resolving that it execute the Relevant Documents to which it is a party;

(ii)	authorising a specified person or persons to execute the Relevant Documents on its behalf and/or ratifying the execution of the Relevant Documents; and
(iii)

authorising a specified person or persons, on its behalf, to sign and/or dispatch all documents and notices to be signed and/or dispatched by it under or in connection with the Relevant Documents to which it is a party and/or ratifying the signing and/or dispatch of all such documents and notices.

(d)

If applicable, a copy of a resolution of the board of directors of the relevant company or other person, establishing any committee referred to in paragraph (b) above and conferring authority on that committee.

(e)

(If required under the Constitutional Documents of the Relevant Parties or Marshall Islands or Bermudian law), a copy of a resolution signed by all the holders of the issued shares in each Relevant Party, approving the terms of, and the transactions contemplated by, the Relevant Documents to which such Relevant Party is a party.

(f)	A copy of any power of attorney under which any person is to execute any of the Relevant Documents on behalf of any Relevant Party.
(g)	A certificate of an authorised signatory of each Relevant Party certifying that each copy document relating to it specified in this Schedule is correct,

complete and in full force and effect as at a date no earlier than the date of this Agreement and that any such resolutions or power of attorney have not been revoked.

2	Legal opinions
(a)

A legal opinion of Norton Rose Fulbright Greece addressed to the Arranger, the Security Agent and the Agent and for the benefit of all the Finance Parties on matters of English law, substantially in the form approved by the Agent (acting on the instructions of the Majority Lenders) prior to signing this Agreement in relation to the Relevant Documents.

(b)

A legal opinion of the legal advisers to the Arranger, the Security Agent and the Agent in each jurisdiction in which each Relevant Party is incorporated or which is required by the Lenders in substantially in the form approved by the Agent (acting on the instructions of the Majority Lenders) prior to signing this Agreement in relation to the Relevant Documents.

(c)

A legal opinion of Norton Rose Fulbright Greece to the Arranger, the Security Agent and the Agent on matters of Greek law which is the Flag State of the Relevant Ship substantially in the form approved by the Agent.

3	Mortgage addenda registration

Evidence that the First Priority Mortgage Addendum and the Second Priority Mortgage Addendum have been duly executed and permanently registered against the Relevant Ship through the Registry under the relevant Flag State.

4	Other documents and evidence
(a)	Evidence that any process agent referred to in the Relevant Documents has accepted its appointment.
(b)

A copy of any other authorisation or other document, opinion or assurance which the Agent reasonably considers to be necessary or desirable in connection with the entry into and performance of the transactions contemplated by any Relevant Document or for the validity and enforceability of any Relevant Document.

The Borrower

a
EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

The Owners and Guarantors

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWENTY TWO LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWENTY THREE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWENTY EIGHT LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY ONE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY TWO LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY THREE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY FOUR LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTY FIVE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-ONE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWO LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG HELLAS-1 SPECIAL		)	attorney-in-fact
MARITIME ENTERPRISE		)
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-ELEVEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWELVE LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-THIRTEEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-FOURTEEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-SIXTEEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-SEVENTEEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-SEVEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-EIGHT LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-NINETEEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GAS-TWENTY SEVEN LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

The Guarantors

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG PARTNERS LP		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG CARRIERS LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG PARTNERS HOLDINGS LLC		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

The Manager

EXECUTED as a DEED		)
by Haruo Kikkawa		)
for and on behalf of		)	/s/ Haruo Kikkawa
GASLOG LNG SERVICES LTD.		)	attorney-in-fact
in the presence of:		)

/s/ Nikki Chen
Witness:
Name:	Nikki Chen
Address:	#24-02A, Asia Square Tower 2, Marina View, Singapore, 018961
Occupation:	Asia Charter Manager

THE ARRANGERS

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ALPHA BANK S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ABN AMRO BANK N.V.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
BNP PARIBAS	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ MICHAEL PARKER
CITIBANK N.A., LONDON BRANCH		)	authorised signatory
By:	MICHAEL PARKER

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
UBS AG (AS LEGAL SUCCESSOR OF	)	Llian Williams
CREDIT SUISSE AG BY WAY OF MERGER))		Attorney-in-fact
By:	)

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DANISH SHIP FINANCE A/S	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DNB (UK) LIMITED	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ING BANK N.V., LONDON BRANCH	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ DAVID HACKETT
NATIONAL AUSTRALIA BANK LIMITED		)	National Australia Bank Ltd.
By:	DAVID HACKETT		12 Marina View,
	authorised signatory		#20-02 Asia Square Tower 2,
Singapore 018961

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NATIONAL BANK OF GREECE S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NORDEA BANK ABP, FILIAL I NORGE	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s Angeline Teo
OVERSEA-CHINESE BANKING		)	authorised signatory
CORPORATION LIMITED		)
By:	Angeline Teo	)
OCBC Bank

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))		Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Abhishek Pandey
STANDARD CHARTERED BANK	)	Abhishek Pandey
(SINGAPORE) LIMITED	)	Managing Director, Global Head,
By:	)	Transportation Finance
authorised signatory

THE AGENT

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DNB BANK ASA, LONDON BRANCH	)	Llian Williams
By:		Attorney-in-fact

THE SECURITY AGENT

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DNB BANK ASA, LONDON BRANCH	)	Llian Williams
By:		Attorney-in-fact

THE LENDERS

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ALPHA BANK S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ABN AMRO BANK N.V.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
BNP PARIBAS	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
CITIBANK, N.A., JERSEY BRANCH	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
UBS AG (AS LEGAL SUCCESSOR OF	)	Llian Williams
CREDIT SUISSE AG BY WAY OF MERGER))		Attorney-in-fact
By:	)

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DANISH SHIP FINANCE A/S	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DNB (UK) LIMITED	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ING BANK N.V., LONDON BRANCH	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ DAVID HACKETT
NATIONAL AUSTRALIA BANK LIMITED		)	National Australia Bank Ltd.
By:	DAVID HACKETT		12 Marina View,
	authorised signatory		#20-02 Asia Square Tower 2,
Singapore 018961

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NATIONAL BANK OF GREECE S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NORDEA BANK ABP, FILIAL I NORGE	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ Angeline Teo
OVERSEA-CHINESE BANKING CORPORATION		)	authorised signatory
LIMITED		)
By:	Angeline Teo
OCBC Bank

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))		Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Abhishek Pandey
STANDARD CHARTERED BANK (SINGAPORE))		Abhishek Pandey
LIMITED	)	Managing Director, Global Head,
By:		authorised signatory

THE HEDGING PROVIDERS

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ALPHA BANK S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ABN AMRO BANK N.V.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
BNP PARIBAS	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
CITIBANK EUROPE PLC	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
UBS AG (AS LEGAL SUCCESSOR OF	)	Llian Williams
CREDIT SUISSE AG BY WAY OF MERGER))		Attorney-in-fact
By:	)

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
DNB BANK ASA	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ING BANK N.V.	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ DAVID HACKETT
NATIONAL AUSTRALIA BANK LIMITED		)	National Australia Bank Ltd.
By:	DAVID HACKETT		12 Marina View,
	authorised signatory		#20-02 Asia Square Tower 2,
Singapore 018961

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NATIONAL BANK OF GREECE S.A.	)	Llian Williams
By:		Attorney-in-fact

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
NORDEA BANK ABP	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ Angeline Teo
OVERSEA-CHINESE BANKING CORPORATION		)	authorised signatory
LIMITED		)
By:	Angeline Teo
OCBC Bank

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
SKANDINAVISKA ENSKILDA BANKEN AB (PUBL))		Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ JEAN-BAPTISTE CHAMBAND
STANDARD CHARTERED BANK AG		)	Authorised Signatory
By:	JEAN-BAPTISTE CHAMBAND,
MD. CORP SALES EUROPE

THE GLOBAL CO-ORDINATORS

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
BNP PARIBAS	)	Llian Williams
By:		Attorney-in-fact

SIGNED		)
for and on behalf of		)	/s/ MICHAEL PARKER
CITIBANK N.A., LONDON BRANCH		)	Authorised Signatory
By:	MICHAEL PARKER

THE SUSTAINABILITY CO-ORDINATOR

SIGNED	)
for and on behalf of	)	/s/ Llian Williams
ABN AMRO BANK N.V.	)	Llian Williams
By:		Attorney-in-fact